Offerings - Offering: 1	Oct. 26, 2026 USD ($)
Offering:
Fee Previously Paid	false
Rule 0-11	true
Transaction Valuation	$ 500,000.00
Fee Rate	0.0087%
Amount of Registration Fee	$ 43.50
Offering Note	The transaction valuation is estimated for purposes of calculating the amount of the filing fee only. The transaction valuation is based on the offer by BTCS Inc. to purchase shares of its Series V Preferred Stock, par value $0.001 per share (the "Series V Shares"), having an aggregate purchase price of up to $500,000, at a price per Series V Share of not greater than $1.00 nor less than $0.04.